EXHIBIT 32.1

CERTIFICATION REQUIRED BY

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Nitches, Inc. (the “Company”) on Form 10-K/A for the fiscal year ended August 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 24, 2025	By:	/s/ John Morgan
John Morgan
Principal Executive and Financial Officer